                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 8, 1999


                         THE SIRENA APPAREL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                          0-24636                    36-2998726
----------------------------          ------------             ----------------------
(State or other jurisdiction          (Commission                (I.R.S. Employer
      of incorporation)               File Number)             Identification Number)


                           2825 South Santa Fe Avenue
                            Vernon, California 90058
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (323) 581-9700
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

     On July 8, 1999, The Sirena Apparel Group, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99, announcing that the Company's common stock will be delisted from The Nasdaq Stock Market effective as of the close of business on July 9, 1999.

Item 7. Exhibits.

     (c)   Exhibits.

              99 Press Release, dated July 8, 1999, announcing that the Company's common stock will be delisted from The Nasdaq Stock Market effective as of the close of business on July 9, 1999.

                                  EXHIBIT INDEX


Exhibit Number   Exhibit
--------------   -------
     99          Press Release, dated July 8, 1999, announcing that the
                 Company's common stock will be delisted from The Nasdaq Stock
                 Market effective as of the close of business on July 9, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 8, 1999                    THE SIRENA APPAREL GROUP, INC.



                                        By: /s/ Howard H. Hedinger
                                            ------------------------------------
                                        Name:  Howard H. Hedinger
                                        Title: Chairman of the Board